INVESTOR PRESENTATION THIRD QUARTER FISCAL YEAR 2019 www.matw.com | Nasdaq: MATW

DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for management’s expectations. Although the Company believes that the expectations reflected in such forward-looking lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could measure of the Company's financial performance under GAAP and should not be considered as an alternative to net cause the Company's results to differ materially from the results discussed in such forward-looking statements income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from principally include changes in domestic or international economic conditions, changes in foreign currency exchange operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and be comparable to similarly titled measures used by other companies. cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive The Company has also presented adjusted net income and adjusted earnings per share and believes each measure pressures, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond management in assessing the performance of its business. Adjusted net income and adjusted earnings per share the Company's control, and other factors described in the Company’s Annual Report on Form 10-K and other periodic provides the Company with an understanding of the results from the primary operations of our business by excluding filings with the U.S. Securities and Exchange Commission (“SEC”). the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding The information contained in this presentation, including any financial data, is made as of June 30, 2019 unless certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an otherwise noted. The Company does not, and is not obligated to, update this information after the date of such investor in evaluating the underlying operating performance of the Company’s business overall, as well as information. Included in this report are measures of financial performance that are not defined by generally accepted performance trends, on a consistent basis. accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of Lastly, the Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow certain items that management believes do not directly reflect the Company’s core operations including acquisition that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to relevant and useful information, which is widely used by analysts and investors as well as by our management. These operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and measures provide management with insight on the cash generated by operations, excluding capital expenditures. postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue because it (i) provides investors with meaningful supplemental information regarding financial performance by growth and investment opportunities designed to increase Shareholder value. excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of © 2019 Matthews International Corporation. All Rights Reserved. 2

BUSINESS OVERVIEW

ROOTED IN IDENTIFICATION PRODUCTS FOUNDED in 1850 TODAY • Marking Products • Industrial Technologies • Printing Plates • SGK Brand Solutions • Bronze Plaques • Memorialization © 2019 Matthews International Corporation. All Rights Reserved. 4

FISCAL 2018 SEGMENT SALES (% of Total ) Memorialization SGK Brand 40% Solutions 50% Industrial Technologies 10% © 2019 Matthews International Corporation. All Rights Reserved. 5

GLOBAL PRODUCTS AND SERVICES SALES ACROSS DIVERSE BUSINESSES (FY18) AMERICAS EUROPE ASIA-PACIFIC / OTHER 67% 28% 5% ~11,000 EMPLOYEES | 6 CONTINENTS | OVER 25 COUNTRIES NASDAQ LISTED – 31.5M Shares outstanding as of June 30, 2019 © 2019 Matthews International Corporation. All Rights Reserved. 6

BRAND SOLUTIONS © 2019 Matthews International Corporation. All Rights Reserved.

BROAD CAPABILITIES ON A GLOBAL SCALE Creative Design Artwork Production Tooling © 2019 Matthews International Corporation. All Rights Reserved. 8

PACKAGING PRODUCTION: OUR CORE BUSINESS From Logo To Shelf BRAND BRAND ASSETS, PACKAGING LAYOUT, COLOR CONTROL PRINTED CREATIVE CLIENT & LEGAL PRODUCTION ART & & PRINT TOOLING PACKAGING SKU’s & DESIGN INPUTS COLOR SEPARATION start © 2019 Matthews International Corporation. All Rights Reserved. 9

TOOLING EXPERTISE Taking Ideas To Finished Products. We are a leading global designer and supplier of rotary tools and services for printing, texturing and converting of packaging and other woven materials. © 2019 Matthews International Corporation. All Rights Reserved. 10

SGK BRAND SOLUTIONS SERVICING GLOBAL AND REGIONAL CLIENTS FOOD/ GLOBAL GLOBAL OTHER • Longstanding relationships with BEVERAGE PHARMACEUTICAL RETAILER LEADING a large, blue chip customer base CLIENTS CLIENTS CLIENTS BRANDS consisting of many Fortune 100 and Fortune 50 companies • “Strategic” relationships rather than “vendor” relationships – more valued client engagement • Critical service provider in marketing execution of top world-wide brands, particularly where global consistency is highly valued © 2019 Matthews International Corporation. All Rights Reserved. 11

© 2019 Matthews International Corporation. All Rights Reserved.

PRODUCTS Cemetery Products Funeral Home Products Cremation Equipment Market Position (U.S.) Bronze Memorials - #1 Caskets - #2 Cremation Equipment - #1 Granite Memorials - #1 Core Geographies North America, Italy, Australia United States Global © 2019 Matthews International Corporation. All Rights Reserved. 13

OUR MARKETS Product Markets* Casketed Deaths vs. Total Deaths* Cremation Equipment / * * Services Cremation Products / Other Caskets Granite Memorials Bronze Memorials Full-service provider – leading position across key Relatively stable demand driven by predictable trends: product markets increased deaths and rising cremation rates Customer base consolidating but still fragmented *Company estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections. © 2019 Matthews International Corporation. All Rights Reserved. 14

© 2019 Matthews International Corporation. All Rights Reserved.

PRODUCT IDENTIFICATION Matthews A Market Leader New Market Drop on Opportunity Demand 28% Non-contact ink-jet printing units Continuous apply print on products. Printing Inkjet 46% Technologies New Technology Print & Apply 11% Jetting Assembly Laser Limited 15% Offering Sleeve Improved Reliability + 75% lower cost of Source: Technavio Report (May 2017) ownership + Reduced downtime © 2019 Matthews International Corporation. All Rights Reserved. 16

WAREHOUSE AUTOMATION AND APPLIED TECHNOLOGY Autonomous Vehicle Navigation Industrial’s Pyramid unit introduced Industrial’s Pick-to-Light Systems Multiple integrated distribution and The market looks to Matthews as a trail a new warehouse execution solution, utilizing light indicators for sorting fulfillment systems (including blazer for applying robotics in fulfillment Continuous Intelligent Operations and control of merchandise. laser-based identification and and distribution applications. to enhance automated distribution dimensioning technologies) operations — from communicate in a warehouse to receiving to shipping. identify and route items and parcels through the facility and out to a customer. © 2019 Matthews International Corporation. All Rights Reserved. 17

FINANCIAL OVERVIEW

VALUE CREATION ORGANIC • Expanding market penetration with existing products • Synergies and manufacturing / cost structure improvements • New product introductions ACQUISITIONS • Support segment business plans; fill product / geographic gaps • Leverage existing operating infrastructure • Achieve long-term annual return (EBITDA) on invested capital of at least 14% SHARE REPURCHASES • Opportunistic - Repurchase in periods of excess cash flow - Current remaining authorization: 0.9 million shares © 2019 Matthews International Corporation. All Rights Reserved. 19

CONSOLIDATED RESULTS (Dollars in thousands, Fiscal Year Ended September 30, YTD June 30, except per share data) 2016 2017 2018 2018 2019 (unaudited) (unaudited) Consolidated Sales $ 1,480,464 $ 1,515,608 $ 1,602,580 $ 1,195,136 $ 1,144,871 Net Income Attributable to Matthews $ 66,749 $ 74,368 $ 107,371 $ 77,776 $ 33,143 Total Adjusted EBITDA(1) $ 239,586 $ 238,683 $ 255,114 $ 178,163 $ 161,623 Diluted EPS $ 2.03 $ 2.28 $ 3.37 $ 2.44 $ 1.05 Non-GAAP Adjusted EPS(2) $ 3.38 $ 3.60 $ 3.96 $ 2.72 $ 2.30 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA and non-GAAP adjusted EPS. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. (2) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. © 2019 Matthews International Corporation. All Rights Reserved. 20

SEGMENT OPERATING RESULTS (Dollars in thousands) Fiscal Year Ended September 30, YTD June 30, 2016 2017 2018 2018 2019 Sales: (unaudited) (unaudited) SGK Brand Solutions $ 755,975 $ 770,181 $ 805,274 $ 601,794 $ 557,881 Memorialization 610,142 615,882 631,392 475,557 474,279 Industrial Technologies 114,347 129,545 165,914 117,785 112,711 Consolidated Sales $ 1,480,464 $ 1,515,608 $ 1,602,580 $ 1,195,136 $ 1,144,871 Adjusted EBITDA: SGK Brand Solutions $ 152,323 $ 144,783 $ 150,233 $ 102,954 $ 86,612 Memorialization 125,886 139,192 145,487 107,598 101,361 Industrial Technologies 17,583 18,481 25,864 16,809 15,665 Corporate and Non-Operating (56,206) (63,773) (66,470) (49,198) (42,015) Total Adjusted EBITDA(1) $ 239,586 $ 238,683 $ 255,114 $ 178,163 $ 161,623 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. © 2019 Matthews International Corporation. All Rights Reserved. 21

FREE CASH FLOW YIELD (Dollars in thousands) Fiscal Year Ended September 30, 2016 2017 2018 Cash Provided from Operating Activities $ 140,274 $ 149,299 $ 147,574 Less: Capital Expenditures (41,682) (44,935) (43,200) Free Cash Flow $ 98,592 $ 104,364 $ 104,374 Market Capitalization 1,952,929 2,001,249 1,608,551 Free Cash Flow Yield 5.05% 5.21% 6.49% Free Cash Flow Yield (based on 6/30/19 Market Capitalization) 9.51% Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to free cash flow and free cash flow yield. © 2019 Matthews International Corporation. All Rights Reserved. 22

EARNINGS PER SHARE (EPS) Diluted EPS Non-GAAP Adjusted EPS(1) $3.96 $4.00 $4.00 $3.60 $3.37 $3.38 $3.50 $3.50 $3.03 $3.00 $3.00 $2.74 $2.28 $2.50 $2.03 $2.50 $1.91 $2.00 $2.00 $1.49 $1.50 $1.50 $1.00 $1.00 $0.50 $0.50 $0.00 $0.00 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to non-GAAP adjusted EPS. (1) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. © 2019 Matthews International Corporation. All Rights Reserved. 23

SALES AND TOTAL ADJUSTED EBITDA (Dollars in millions) Consolidated Sales Total Adjusted EBITDA (1) $1,602.6 $1,515.6 $1,600.0 $1,480.5 $300.0 $1,426.1 $255.1 $239.6 $238.7 $1,400.0 $250.0 $216.0 $1,200.0 $1,106.6 $200.0 $172.1 $1,000.0 $800.0 $150.0 $600.0 $100.0 $400.0 $50.0 $200.0 $0.0 $0.0 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. © 2019 Matthews International Corporation. All Rights Reserved. 24

COMMON STOCK PRICE $70.00 $62.25 $60.76 $60.00 $50.74 $48.97 $50.15 $50.00 $43.89 $38.08 $40.00 $35.18 $35.36 $30.73 $29.82 $30.00 $20.00 $10.00 $0.00 09/30/2008 09/30/2009 09/30/2010 09/30/2011 09/30/2012 09/30/2013 09/30/2014 09/30/2015 09/30/2016 09/30/2017 09/30/2018 Note: Stock price obtained from NASDAQ for each respective month-end period. © 2019 Matthews International Corporation. All Rights Reserved. 25

CAPITAL ALLOCATION PRIORITIES Debt Reduction • Target less than 3x Adjusted EBITDA(1) Capitalization (in millions) Annualized Cash Dividend (Current) $1,829.3 $1,828.0 • $0.80 per share for FY2019 Invest in Growth $868.7 $848.4 • Three-year average capex ~2.8% of revenue Acquisitions • Extend capabilities in existing businesses • Geographic expansion $960.6 $979.6 Share Repurchases • Opportunistic 9/30/2018 6/30/2019 • 0.9 million shares authorized Debt Shareholders' Equity (1) See appendix for Adjusted EBITDA reconciliations and other important disclosures regarding Matthews’ use of Non-GAAP measures © 2019 Matthews International Corporation. All Rights Reserved. 26

INSTITUTIONAL SHAREHOLDERS Shares June 30, 2019 BlackRock, Inc. 4,655,999 The Vanguard Group, Inc. 3,441,174 Franklin Resources, Inc. 2,953,421 Dimensional Fund Advisors, L.P. 1,868,479 Clarkston Capital Partners, LLC 1,459,961 Wellington Management Group, LLP 1,230,547 State Street Corporation 925,353 Aristotle Capital Boston, LLC 512,996 Bank of New York Mellon Corporation 511,734 Northern Trust Corp 416,689 Top Ten Institutions 17,976,353 57.1% of outstanding shares Remaining Institutions 8,101,658 Total Institutional Ownership 26,078,011 82.8% of outstanding shares Note: Institutional share information obtained from Nasdaq as of June 30, 2019 © 2019 Matthews International Corporation. All Rights Reserved. 27

APPENDICES

TOTAL ADJUSTED EBITDA

(NON-GAAP RECONCILIATION)

APPENDIX A

(Dollars in thousands) (unaudited)	Fiscal Year Ended September 30, 2016	2017	2018	YTD June 30, 2018	2019
Net income	$ 66,161	$ 73,933	$ 107,111	$ 77,575	$ 32,602
Income tax provision (benefit)	29,073	22,354	(9,118)	(18,703)	4,429
Income before income taxes	95,234	96,287	97,993	58,872	37,031
Net loss attributable to noncontrolling interests	588	435	260	201	541
Interest expense	24,344	26,371	37,427	26,782	31,068
Depreciation and amortization	65,480	67,981	76,974	57,052	60,759
Acquisition costs (1)	23,847	17,722	10,918	9,309	8,386
ERP integration costs (2)	10,827	8,026	10,864	8,278	6,337
Loss recoveries, net of costs (3)	-	(10,683)	-	-	-
Strategic initiatives and other charges (4)	241	9,209	1,495	2,862	3,149
Joint Venture depreciation, amortization and interest expense (5)	-	-	-	-	866
Loss on divestiture (6)	-	-	-	-	4,465
Stock-based compensation	10,612	14,562	13,460	10,531	6,169
Non-service pension and postretirement (7)	8,413	8,773	5,723	4,276	2,852
Total Adjusted EBITDA	$ 239,586	$ 238,683	$ 255,114	$ 178,163	$ 161,623

Note: See Disclaimer (Page 2) for Management's assessment of supplemental information related to total adjusted EBITDA.

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Represents loss recoveries, net of related costs, related to the theft of funds by a former employee.

(4) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(5) Represents the Company's portion of depreciation, intangible amortization and interest expense incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(6) Represents a loss on the sale of a controlling interest in a Memorialization business.

(7) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

Matthews INTERNATIONAL
© 2019 Matthews International Corporation. All Rights Reserved.
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ADJUSTED NET INCOME & EPS

(NON-GAAP RECONCILIATION)

APPENDIX B

(Dollars in thousands, except per share data) (unaudited)	Fiscal Year Ended September 30,												YTD June 30,							
	2016				2017				2018				2018				2019			
				per share				per share				per share				per share				per share
Net income attributable to Matthews	$	66,749	$	2.03	$	74,368	$	2.28	$	107,371	$	3.37	$	77,776	$	2.44	$	33,143	$	1.05
Acquisition costs [1]		16,240		0.50		13,828		0.42		8,128		0.26		6,939		0.22		6,373		0.20
ERP integration costs [2]		7,338		0.22		6,787		0.21		8,040		0.25		6,125		0.19		4,816		0.15
Loss recoveries, net of costs [3]		-		-		(7,478)		(0.23)		-		-		-		-		-		-
Strategic initiatives and other charges [4]		1,031		0.03		6,722		0.21		1,106		0.04		2,118		0.07		2,393		0.08
Loss on divestiture [5]		-		-		-		-		-		-		-		-		3,394		0.10
Joint Venture intangible amortization expense [6]		-		-		-		-		-		-		-		-		210		0.01
Non-service pension and postretirement [7]		5,729		0.17		6,141		0.19		4,235		0.12		3,164		0.10		2,167		0.07
Intangible amortization expense		14,179		0.43		16,319		0.50		23,356		0.73		17,215		0.54		20,646		0.65
Tax related [8]		-		-		485		0.02		(25,967)		(0.81)		(26,738)		(0.84)		(300)		(0.01)
Adjusted net income	$	111,266	$	3.38	$	117,172	$	3.60	$	126,269	$	3.96	$	86,599	$	2.72	$	72,842	$	2.30

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 20.3% and 24.0% for the three and nine months ended June 30, 2019, respectively and 26% for the three and nine months ended June 30, 2018, respectively.

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Represents loss recoveries, net of related costs, related to the theft of funds by a former employee.

(4) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(5) Represents a loss on the sale of a controlling interest in a Memorialization business.

(6) Represents the Company's portion of intangible amortization expense incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(7) Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted net income and EPS since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted net income and EPS, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(8) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,000, for the nine month period ended June 30, 2018.

Matthews INTERNATIONAL

© 2019 Matthews International Corporation. All Rights Reserved.

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ADDITIONAL SEGMENT INFORMATION SUPPLEMENTAL ASSET DATA APPENDIX C (Dollars in thousands) SGK Brand Industrial Corporate and (unaudited) Solutions Memorialization Technologies Non-Operating Total Fiscal 2018 Operating assets (1) $ 408,167 $ 265,352 $ 64,655 $ 26,515 $ 764,689 Intangible assets, net 785,155 479,450 128,199 - 1,392,804 Other 107,463 69,998 6,010 34,521 217,992 Total assets $ 1,300,785 $ 814,800 $ 198,864 $ 61,036 $ 2,375,485 Fiscal 2017 Operating assets (1) $ 391,716 $ 262,515 $ 55,040 $ 17,273 $ 726,544 Intangible assets, net 797,779 440,189 84,208 - 1,322,176 Other 86,800 38,444 22,224 48,461 195,929 Total assets $ 1,276,295 $ 741,148 $ 161,472 $ 65,734 $ 2,244,649 Fiscal 2016 Operating assets (1) $ 357,392 $ 267,541 $ 29,155 $ 22,791 $ 676,879 Intangible assets, net 738,259 442,446 64,625 - 1,245,330 Other 82,165 25,998 28,399 32,270 168,832 Total assets $ 1,177,816 $ 735,985 $ 122,179 $ 55,061 $ 2,091,041 (1) Operating assets include accounts receivable, inventories and property, plant and equipment. © 2019 Matthews International Corporation. All Rights Reserved. 31

Proprietary and confidential. © 2019 Matthews International Corporation. All rights reserved. No part of this document may be reproduced or utilized in any form or by any means, electronic or mechanical, including photocopying, recording, or by any information storage or retrieval systems, without permission in writing from Matthews International Corporation. This document is intended only for the use of the individual or entity to whom it is addressed and contains information that is privileged, confidential or otherwise exempt from disclosure under applicable law. All recipients of this document are notified that the information contained herein includes proprietary and confidential information of Matthews International Corporation and recipient may not make use of, disseminate, or in any way disclose this document or any of the enclosed information to any person other than employees of addressee to the extent necessary for consultations with authorized personnel of Matthews International Corporation.